SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

                                  JUNE 5, 1997
                        (DATE OF EARLIEST EVENT REPORTED)


                           EXCEL COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                     1-14322                    75-2624939
(State or Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)




                    8750 NORTH CENTRAL EXPRESSWAY, SUITE 2000
                               DALLAS, TEXAS 75231
                    (Address of Principal Executive Offices)


                                  214-863-8000
              (Registrant's telephone number, including area code)


                                      NONE
          (Former Name or Former Address, if Changed Since Last Report)



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
ITEM 5:     OTHER EVENTS

            EXCEL Communications, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of June 5, 1997, by and among the Company, New RES, Inc., a Delaware corporation ("Holdings"), T-Sub, Inc., a Virginia corporation ("T-Sub"), E-Sub, Inc., a Delaware corporation ("E-Sub"), and Telco Communications Group, Inc., a Virginia corporation ("Telco"). Holdings is a newly formed corporation which is wholly-owned by the Company. Each of T-Sub and E-Sub is a wholly-owned subsidiary of Holdings and, pursuant to the terms and subject to the conditions of the Merger Agreement, will be merged with and into Telco and the Company, respectively, with each of Telco and the Company as the surviving corporations. Reference is made to the Merger Agreement and the Company's Press Release, dated June 6, 1997, each of which is attached hereto as an exhibit and is incorporated herein by reference.

            On June 5, 1997 (simultaneously with the execution of the Merger Agreement), Telco and the holders of the majority of the outstanding common stock of the Company entered into the EXCEL Shareholders Agreement (the "EXCEL Shareholders Agreement"), pursuant to which, among other things, such holders agreed to vote all shares held of record or beneficially owned by them for adoption of the Merger Agreement at the special meeting of the Company's shareholders to be held for such purpose. Reference is made to the EXCEL Shareholders Agreement, which is attached hereto as an exhibit and is incorporated herein by reference.

            In addition, on June 5, 1997, the Company and certain holders of the outstanding common stock of Telco ("Telco Common Stock") entered into the Telco Shareholders Agreement (the "Telco Shareholders Agreement"), pursuant to which, among other things, the holders of the majority of the outstanding Telco Common Stock agreed to vote all shares held of record or beneficially owned by them for adoption of the Merger Agreement at the special meeting of Telco's shareholders to be held for such purpose. Reference is made to the Telco Shareholders Agreement, which is attached hereto as an exhibit and is incorporated herein by reference.






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
ITEM 7:     EXHIBITS

      (C)   EXHIBITS

            2.1 Agreement and Plan of Merger, dated as of June 5, 1997, by and among EXCEL Communications, Inc., New RES, Inc., T-Sub, Inc., E-Sub, Inc. and Telco Communications Group, Inc. The schedules to the Agreement and Plan of Merger and the appendices thereto have been omitted. The Company will furnish supplementally to the Securities and Exchange Commission any of the schedules or appendices upon request.

            99.1  Press Release of EXCEL Communications, Inc., dated June 6,
                  1997.

            99.2 EXCEL Shareholders Agreement, dated June 5, 1997, by and among Telco Communications Group, Inc. and each of the shareholders party thereto.

            99.3 Telco Shareholders Agreement, dated June 5, 1997, by and among EXCEL Communications, Inc. and each of the shareholders party thereto.





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
                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                             EXCEL COMMUNICATIONS, INC.


Dated:      June 10, 1997                    By: /s/ Kenny A. Troutt
                                                 --------------------------
                                                 Kenny A. Troutt
                                                 Chairman, President and
                                                 Chief Executive Officer







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
                                  Exhibit Index



Exhibit
Number      Description

 2.1 Agreement and Plan of Merger, dated as of June 5, 1997, by and among EXCEL Communications, Inc., New RES, Inc., T-Sub, Inc., E-Sub, Inc. and Telco Communications Group, Inc. The schedules to the Agreement and Plan of Merger and the appendices thereto have been omitted. The Company will furnish supplementally to the Securities and Exchange Commission any of the schedules or appendices upon request.

99.1        Press Release of EXCEL Communications, Inc., dated June 6, 1997.

99.2 EXCEL Shareholders Agreement, dated June 5, 1997, by and among Telco Communications Group, Inc. and each of the shareholders party thereto.

99.3 Telco Shareholders Agreement, dated June 5, 1997, by and among EXCEL Communications, Inc. and each of the shareholders party thereto.




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